

                                 NSAR ITEM 77O
                             VK Emerging Growth Fund
                               10f-3 Transactions

Underwriting #        Underwriting              Purchased From        Amount of shares      % of Underwriting     Date of Purchase
                                                                         Purchased


1              Applied Graphics Technologies    Cowen & Co.               30,000                0.500%               09/03/97
2              Executive Risk Inc.             Donaldson, Lufkin          20,000                2.000%               09/09/97
                                                 & Jenrette
3              Smart Modular Technologies      Donaldson, Lufkin          20,000                0.966%               09/11/97
                                                 & Jenrette
4              Smart Modular Technologies      Cowen & Co.                10,000                0.483%               09/11/97
5              Smart Modular Technologies      Montgomery Securities       5,000                0.242%               09/11/97
6              NS Group Inc.                   Smith Barney              125,000                1.667%               09/18/97
7              Avis Rent A Car, Inc.           Bear Stearns              145,000                0.744%               09/23/97
8              Allied Waste Industries, Inc.   Goldman Sachs              50,000                0.309%               09/24/97
9              Nextlink Communications, Inc.   Salomon Brothers           56,000                0.424%               09/26/97
10             Jones Apparel Group             Merrill Lynch               8,500                0.189%               10/16/97
11             Jacor Communications, Inc.      Donaldson, Lufkin         102,500                2.248%               02/03/98
                                                 & Jenrette
12             Univision Communications Inc.   Donaldson, Lufkin         162,800                0.775%               02/10/98
                                                 & Jenrette
13             Steelcase, Inc.                 Wasserstein Perella           700                0.006%               02/17/98
14             Steelcase, Inc.                 Goldman Sachs              68,600                0.565%               02/17/98
15             DSET Corporation                BT Alex Brown              20,000                0.571%               03/13/98
16             DSET Corporation                Soundview                   1,000                0.029%               03/13/98
17             Lexmark International           Goldman Sachs             137,300                1.782%               03/18/98
18             Twinlab Corporation             Bear Stearns              188,500                2.356%               04/07/98
19             SFX Entertainment, Inc.         Goldman Sachs             106,500                1.521%               05/20/98
20             Capstar Broadcasting Corp.      First Boston              509,500                1.644%               05/26/98
21             Republic Services, Inc.         Merrill Lynch             315,300                0.618%               06/30/98


Other Firms participating in Underwriting:

Underwriting for #1
-------------------

Cowen & Company
Bear, Stearns & Co. Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Montgomery Securities
Goldman, Sachs & Co.
Hambrecht & Quist LLC
Lehman Brothers Inc.
Morgan Stanley & Co. Incorporated
Oppenheimer & Co., Inc.
Prudential Securities Incorporated
Schroder & Co., Inc.
UBS Securities LLC
Wasserstein Perella Securities, Inc.
Arnhold and S. Bleichroeder, Inc.
J.C. Bradford & Co.
Crowell, Weedon & Co.
Janney Montgomery Scott Inc.
C.L. King & Associates, Inc.
McDonald & Company Securities, Inc.
Nesbitt Burns Securities Inc.
Neuberger & Berman
Piper Jaffray Inc.
Raymond James & Associates, Inc.
Muriel Siebort & Co., Inc.
Unterberg Harris
Williams Securities Group, Inc.

Underwriting for #2
-------------------

Donaldson, Lufkin & Jenrette Securities Corporation
Conning & Company
Oppenheimer & Co., Inc.
Chase Securities Inc.
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
Salomon Brothers Inc.
Sanford C. Bernstein & Co., Inc.
Dowling & Partners Securities, LLC
Fox-Pitt, Kelton Inc.

Underwriting for #3, 4 and 5
----------------------------

Donaldson, Lufkin & Jenrette Securities Corp.
Conning & Company
Oppenheimer & Co., Inc.
Chase Securities Inc.
J.P. Morgan Securities Inc.
Morgan Stanley & Co., Inc.
Salomon Brothers Inc.
Sanford C. Bernstein & Co., Inc.
Dowling & Partners Securities, Inc.
Dowling & Partners Securities, LLC
Fox-Pitt, Kelton Inc.

Underwriting for #6
-------------------

Smith Barney Inc.
McDonald & Company Securities, Inc.
Raymond James & Associates, Inc.
ABN AMRO Chicago Corporation
Arnhold and S. Bleichroder, Inc.
George K. Baum & Company
Chase Securities Inc.
Credit Suisse First Boston Corporation
A.G. Edwards & Sons, Inc.
Fahnestock & Co. Inc.
J.J.B. Hilliard, W.L. Lyons, Inc.

Morgan Stanley & Co., Incorporated
PaineWebber Incorporated
Ragen MacKenzie Incorporated
The Robinson-Humphrey Company, Inc.
Roney & Co.
Salomon Brothers Inc.
Sanders Morris Mundy Inc.
Stephens Inc.
Tucker Anthony Incorporated
Van Kasper & Company

Underwriting for #7
-------------------

Bear, Stearns & Co., Inc.
Goldman, Sachs & Co.
Lehman Brothers Inc.
Montgomery Securities
Robertson, Stephens & Company LLC
Blaylock & Partners, L.P.
Chase Securities Inc.
ABN AMRO Chicago Corporation
BT Alex, Brown Inc.
Cowen & Company
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
Furman Selz LLC
Lazard Freres & Co. LLC
Merrill Lynch, Inc.
J.P. Morgan Securities, Inc.
Morgan Stanley & Co., Inc.
Salomon Brothers Inc.
Smith Barney Inc.
Arnhold and S. Bleichroeder, Inc.
Gaines, Berland Inc.
McDonald & Company Securities, Inc.
Ormes Capital Markets, Inc.
Raymond James & Associates, Inc.
Sturdivant & Co., Inc.

Underwriting for #8
-------------------

Goldman, Sachs & Co.
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
Robert W. Baird & Co. Incorporated
Bear, Stearns & Co. Inc.
Deutsche Morgan Grenfell Inc.
First Analysis Securities Corporation
Gruntal & Co., Incorporation
Edward D. Jones & Co.
Oppenheimer & Co., Inc.
Raymond James & Associates, Inc.
Salomon Brothers Inc.
Smith Barney Inc.
Wasserstein Perella Securities Inc.

Underwriting for #9
-------------------

Salomon Brothers Inc.
Merrill Lynch Incorporated
Bear, Stearns & Co., Inc.
Lazard Freres & Co., LLC
BT Alex Brown Incorporated
Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
Lehman Brothers Inc.
Montgomery Securities
Morgan Stanley & Co., Incorporated
Smith Barney Inc.
TD Securities Inc.
UBS Securities LLC
Dain Bosworth Incorporated

Everen Securities, Inc.
Furman Selz LLC
McDonald & Company Securities, Inc.
Morgan Keegan, & Company, Inc.
Sutro & Co. Incorporated
Wheat First Butcher Singer
George K. Baum & Company
Hanifen, Imhoff Inc.
Pennsylvania Merchant Group Ltd
Ragen MacKenzie Incorporated

Underwriting #10
----------------

Merrill Lynch, Inc.
Bear, Stearns & Co., Inc.
Goldman, Sachs & Co.
BancAmerica Robertson Stephens
Dondaldson, Lufkin & Jenrette Securities Corp.
Lazard Freres & Co., LLC
J.P. Morgan Securities Inc.
Morgan Stanley & Co., Incorporated
Oppenheimer & Co., Inc.
SBC Warburg Dillon Read Inc.
The Buckingham Research Group Incorporated
Black & Company, Inc.
Morgan Keegan & Company, Inc.
Rodman & Reshaw, Inc.
Tucker Anthony Incorporated

Underwriting #11
----------------

Donaldson, Lufkin & Jenrette Securities Corporation
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
Salomon Smith Barney
Chase Securities Inc.
CIBC Oppenheimer Corp.
Dresdner Kleinwort Benson North America LLC

NationsBanc Montgomery Securities LLC
Genesis Merchant Group Securities
TD Securities Inc.

Underwriting #12
----------------

Donaldson, Lufkin & Jenrette Securities Corporation
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
BT Alex Brown Incorporated
NationsBanc Montgomery Securities LLC
Schroder & Co. Inc.
CIBC Oppenheimer Corp.
Deutsche Morgan Grenfell Inc.
Furman Selz LLC
Salomon Smith Barney
Arnhold and S. Bleichroeder, Inc.
Gabelli & Company, Inc.
Hoak Breedlove Wesneski & Co.
McDonald & Company Securities, Inc.
Tucker Anthony Incorporated
C.E. Unterberg, Towbin

Underwriting for #13 and 14
---------------------------

Goldman, Sachs & Co.
Bear, Stearns & Co., Inc.
Morgan Stanley & Co. Incorporated
Smith Barney Inc.
Robert W. Baird & Co. Incorporated
BT Alex Brown Incorporated
Credit Suisse First Boston Corporation
A.G. Edwards & Sons, Inc.
First of Michigan Corporation
Interstate/Johnson Lane Corporation
Edward D. Jones & Co., L.P.
McDonald & Company Securities, Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities Inc.
NationsBanc Montgomery Securities, Inc.
The Ohio Company
Raymond James & Associates, Inc.
Roney & Co., Inc.
Stifel, Nicolaus & Company, Incorporated
Tucker Anthony Incorporated
Wasserstein Perella Securities, Inc.
Wheat First Securities, Inc.

Underwriting for #15 and 16
---------------------------

BT Alex Brown Incorporated
BancAmerica Robertson Stephens
Soundview Financial Group, Inc.
CIBC Oppenheimer Corp.
Furman Selz LLC
Goldman, Sachs & Co.
Hambrecht & Quist LLC
Morgan Stanley & Co. Incorporated
NationsBanc Montgomery Securities, Inc.
SBC Warburg Dillon Read Inc.
UBS Securities LLC
Dominick & Dominick, Incorporated
Brad Peery Inc.
Loewenbaum & Company Incorporated
Pennsylvania Merchant Group
Tucker Anthony Incorporated
Volpe Brown Whelan & Company, LLC
Wessels, Arnold & Henderson, L.L.C.

Underwriting for #17
--------------------

Goldman, Sachs & Co.
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
Smith Barney Inc.

Underwriting for #18
--------------------

Bear, Stearns & Co., Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Adams, Harkness & Hill, Inc.
Lehman Brothers Inc.
Smith Barney Inc.
BT Alex Brown Incorporated
Chase Securities Inc.
Cowen & Company
Credit Suisse First Boston Corporation
Dresdner Kleinwort Benson North America LLC
Furman Selz LLC
Hambrecht & Quist LLC
Merrill Lynch, Pierce Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
NationsBanc Montgomery Securities, Inc.
PaineWebber Incorporated
Commonwealth Associates
Gabelli & Company, Inc.
Gaines, Berland Inc.
Hanifen, Imhoff Inc.

HSBC Securities, Inc.
J.W. Charles Securities, Inc.
Parker/Hunter Incorporated
Peper Jaffray Inc.
Raymond James & Associated, Inc.
Tucker Anthony Incorporated

Underwriting #19
----------------

Goldman, Sachs & Co.
Lehman Brothers Inc.
Bear, Stearns & Co., Inc.
Cowen & Company
Morgan Stanley & Co. Incorporated
Prudential Securities Incorporated

Underwriting #20
----------------

Credit Suisse First Boston Corporation
BT Alex Brown Incorporated
Morgan Stanley & Co. Incorporated
Bear, Stearns & Co., Inc.
Goldman, Sachs & Co.
NationsBanc Montgomery Securities, Inc.
Smith Barney Inc.

Underwriting #21
----------------
Merrill Lynch, Pierce Fenner & Smith Incorporated
Deutsche Bank Securities Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Allen & Company Incorporated
ABN AMRO Incorporated

BT Alex Brown Incorporated
BancAmerica Robertson Stephens
Bear, Stearns & Co., Inc.
Stanford C. Bernstein & Co., Inc.
Blaylock & Partners, L.P.
Chatfield Dean & Company
CIBC Oppenheimer Corp.
Cleary Gull Reiland & McDevitt Inc.
First Analysis Securities Corporation
Fox-Pitt, Kelton Inc.
Furman Selz LLC
Gabelli &Company, Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
NationsBanc Montgomery Securities, Inc.
Neuberger & Berman, LLC
PaineWebber Incorporated
Raymond James & Associates, Inc.
Smith Barney Inc.
Utendahl Capital Partners, L.P.
Wheat First Securities, Inc.